EXHIBIT 3.2













                                 BY-LAWS OF THE

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                 ("FARMER MAC")









                      as amended by the Board of Directors
                              through July 30, 1999

                                Table of Contents


                                    ARTICLE I
                          NAME AND LOCATION OF OFFICES

Section 1.        Name ....................................................1
Section 2.        Principal Office and Other Offices ......................1
Section 3.        Seal ....................................................1
Section 4.        Service of Process. .....................................1
Section 5.        Fiscal Year .............................................1

                                   ARTICLE II
                                    PURPOSES

Section 1.        Statutory Purposes ..................................... 2
Section 2.        Ancillary Purposes ..................................... 2

                                   ARTICLE III
                             OFFICERS AND EMPLOYEES

Section 1.        Number and Type .........................................2
Section 2.        Appointment and Confirmation. ...........................2
Section 3.        Removal .................................................3
Section 4.        Vacancies ...............................................3
Section 5.        The President ...........................................3
Section 6.        The Secretary ...........................................3
Section 7.        The Treasurer ...........................................4
Section 8.        The Controller ..........................................4
Section 9.        Employee Conduct ........................................4
Section 10.       Outside or Private Employment ...........................4

                                   ARTICLE IV
                               BOARD OF DIRECTORS

Section 1.        Powers ..................................................5
Section 2.        Number and Type of Directors ............................6
Section 3.        Meetings and Waiver of Notice ...........................6
Section 4.        Meetings by Telephone ...................................6
Section 5.        Quorum ..................................................7
Section 6.        Action Without a Meeting ................................7
Section 7.        Compensation ............................................7

Section 8.        Chairman and Vice Chairman ..............................7
Section 9.        Standing Committees .....................................8
                  (a)      Audit Committee ................................8
                  (b)      Compensation Committee .........................9
                  (c)      Executive Committee ............................9
                  (c)      Finance Committee. .............................10
                  (d)      Program Development Committee ..................10
                  (e)      Public Policy Committee ........................11
Section 10.       Ad Hoc Committees .......................................11

                                    ARTICLE V
                                  SHAREHOLDERS

Section 1.        Special Meeting .........................................11
Section 2.        Annual Meeting ..........................................11
Section 3.        Notice ..................................................12
Section 4.        Waiver of Notice ........................................12
Section 5.        Record Date .............................................12
Section 6.        Voting Lists ............................................12
Section 7.        Quorum ..................................................13
Section 8.        Proxies .................................................13
Section 9.        Organization ............................................14
Section 10.       Voting of Shares ........................................14
Section 11.       Inspectors of Votes .....................................14

                                   ARTICLE VI
                                 SHARES OF STOCK

Section 1.        Issuance and Conditions .................................15
Section 2.        Common Stock ............................................15
Section 3.        Redemption ..............................................16
Section 4.        Dividends on Voting Common Stock and Non-Voting
                  Common Stock ............................................16
Section 5.        Preferred Stock .........................................16
Section 6.        Dividends, Redemption, Conversion of Preferred Shares ...16
Section 7.        Preference on Liquidation ...............................17
Section 8.        Purchase of Own Shares ..................................17
Section 9.        Consideration for Shares ................................17
Section 10.       Stated Capital ..........................................17
Section 11.       No Preemptive Rights ....................................18
Section 12.       Liability of Shareholders ...............................18
Section 13.       Reclassifications, Etc. .................................18

                                   ARTICLE VII
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1.        Certificates ............................................19
Section 2.        Contents  19
Section 3.        Transfer  20
Section 4.        Records   20


                                  ARTICLE VIII
                                 INDEMNIFICATION

Section 1.        Authorization ........................................... 21
Section 2.        Procedure ............................................... 21
Section 3.        Advance Payments ........................................ 22
Section 4.        Other Rights to Indemnification ......................... 22
Section 5.        Indemnification Insurance ............................... 22

                                   ARTICLE IX
               CONTRACTS, LOANS, CHECKS, DEPOSITS AND INVESTMENTS

Section 1.        Contracts ............................................... 21
Section 2.        Loans ................................................... 23
Section 3.        Checks, Drafts, etc. .................................... 23
Section 4.        Deposits .................................................23
Section 5.        Investments ............................................. 23

                                    ARTICLE X
                                 FACSIMILE SIGNATURES...................... 23

                                   ARTICLE XI
                                          AMENDMENTS....................... 24

BY-LAWS OF THE FEDERAL AGRICULTURAL MORTGAGE CORPORATION
As Amended Through July 30, 19991

                                    ARTICLE I

                          NAME AND LOCATION OF OFFICES

Section 1.        Name

         The Corporation shall do business as the Federal Agricultural Mortgage Corporation.

Section 2.        Principal Office and Other Offices

         The principal office of the Corporation shall be located in Washington, D.C. The Corporation may establish other offices in such other places, within or without the District of Columbia, as the Board of Directors shall, from time to time, deem useful for the conduct of the Corporation's business.

Section 3.        Seal

         The seal of the Corporation shall be of such design as shall be approved and adopted from time to time by the Board of Directors, and may be affixed to any document by impression, by printing, by rubber stamp, or otherwise.

Section 4.        Service of Process(2)

         The Corporate Secretary or any Assistant Secretary of the Corporation shall be agents of the Corporation upon whom any process, notice or demand required or permitted by law to be served upon the Corporation may be served.

Section 5.        Fiscal Year(3)

         The fiscal year of the Corporation shall end on the thirty-first day of December of each year.

                                   ARTICLE II

                                    PURPOSES

Section 1.        Statutory Purposes

         The Corporation is organized pursuant to its governing statute, Title VIII of the Farm Credit Act of 1971, as amended, to provide a secondary market for agricultural real estate mortgage loans and to enhance the ability of individuals in small rural communities to obtain financing for moderate-priced homes and to undertake such other activities authorized by such Act as may be necessary and appropriate to further the availability of funds for agricultural real estate mortgage loans and housing in small rural communities.

Section 2.        Ancillary Purposes

         The Corporation is further organized to engage in such other related activities that are not prohibited and as the Board of Directors shall from time to time determine to be in the furtherance of its statutory purposes.

                                   ARTICLE III

OFFICERS AND EMPLOYEES(4)

Section 1.        Number and Type

         The officers of the Corporation shall be a President, one or more Vice Presidents (the number thereof to be determined by the Board of Directors), a Secretary, a Treasurer, and a Controller, each of whom shall be appointed by the Chairman of the Board of Directors subject to confirmation by resolution of the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be appointed by the Chairman subject to confirmation by resolution of the Board of Directors. Any of the above offices may be held by the same person, except the offices of President and Secretary.

Section 2.        Appointment and Confirmation

         The initial officers of the Corporation shall be appointed and confirmed at such time as may be appropriate. Thereafter, the officers shall be appointed and confirmed annually at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the selection of officers is not held at such meeting, such selection shall be held as soon thereafter as practicable. Each officer shall hold office until his successor shall have been duly appointed and confirmed or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Section 3. Removal

         Any officer may be removed by a majority of the Board of Directors, whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the persons so removed. Appointment or confirmation of an officer shall not of itself create contract rights.

 Section 4.       Vacancies

      A  vacancy  in  an  office   because  of  death,   resignation,   removal,
disqualification or otherwise, may be filled by the Chairman of the Board of Directors, subject to confirmation by the Board of Directors at the meeting next following the appointment, for the unexpired portion of the term.

 Section 5.       The President

         The President shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. He may sign, singly or with the Secretary or any other proper officer of the Corporation authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation, or shall be required to be otherwise signed or executed, and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

 Section 6.       The Secretary

         The Secretary shall: (a) keep the minutes of the shareholders' and of the Board of Directors' meetings in one or more books provided for that purpose;
(b) see that all notices are duly given in accordance with the provisions of these By-laws; (c) be the custodian of the corporate records and of the seal of the Corporation and see that the Seal of the Corporation is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general control of the stock transfer books of the Corporation; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

Section 7.        The Treasurer

         The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with a resolution of the Board of Directors; and (b) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

Section 8.        The Controller

         The Controller shall: (a) keep full and accurate accounts of all assets, liabilities, commitments, receipts, disbursements, and other financial transactions of the Corporation; (b) certify vouchers for payment by the Treasurer or his designee, and designate, with the written concurrence of the Chairman of the Board, such other officers, agents, and employees, severally, who may so certify; and (c) in general, perform all the duties ordinarily incident to the office of Controller and such other duties as may be assigned to him by the Board of Directors or by the Chairman of the Board.

Section 9.        Employee Conduct

         No officer or employee shall engage, directly or indirectly, in any personal business transaction or private arrangement for personal profit which arises from or is based upon his official position or authority or upon confidential information which he gains by reason of such position or authority, and he shall reasonably restrict his personal business affairs so as to avoid conflicts of interest with his official duties. No officer or employee shall divulge confidential information to any unauthorized person, or release any such information in advance of authorization for its release, nor shall he accept, directly or indirectly, any valuable gift favor or service from any person with whom he transacts business on behalf of the Corporation.

Section 10.       Outside Private Employment

         No officer or employee shall have any outside or private employment or affiliation with any firm or organization incompatible with his concurrent employment by the Corporation and he shall not accept or perform any outside or private employment which the President of the Corporation determines will interfere with the efficient performance of his official duties. Any officer or employee who intends to perform services for compensation or to engage in any business shall report his intention to do so to the President of the Corporation prior to such acceptance or performance.

                                   ARTICLE IV

                               BOARD OF DIRECTORS

Section 1.        Powers

         Except as otherwise provided in these By-Laws, the powers of the Corporation shall be exercised by the Board of Directors, which shall have all powers granted to it by the Corporation's governing statute, as may be amended from time to time, and such other powers including, but not limited to, the power:

     a. to determine the general policies that shall govern the operations of the Corporation;

     b. to issue stock in the manner provided in Section 8.4 of TitleVIII of the Farm Credit Act of 1971, as amended;

     c. to adopt, alter and use a corporate seal, which shall be judicially noted;

     d. to provide for a president, one or more vice presidents, secretary, treasurer, and such other officers, employees and agents, as may be necessary and define their duties and compensation levels, all without regard to title 5, United States Code, and require surety bonds or make other provisions against losses occasioned by acts of the aforementioned persons;

     e. to provide guarantees in the manner provided under Section 8.6 of Title VIII of the Farm Credit Act of 1971, as amended;

     f. to have succession until dissolved by law enacted by the Congress;
     g. to prescribe such standards as may be necessary to carry out Title VIII of the Farm Credit Act of 1971, as amended;

     h. to enter into contracts and make payments with respect to the contracts;

     i. to sue and be sued in its corporate capacity and to complain and defend in any action brought by or against the Corporation in any state or federal court of competent jurisdiction;

     j. to make and perform contracts, agreements, and commitments with persons and entities both inside and outside the Farm Credit System;

     k. to acquire, hold, lease, mortgage or dispose of, at public or private sale, real and personal property, purchase or sell any securities or obligations, and otherwise exercise all the usual incidents of ownership of property necessary and convenient to the business of the Corporation;

     1. to conduct its business, carry on its operations, and have officers and exercise the power granted by the governing statute in any state without regard to any qualification or similar statute in any such state;

     m. to accept gifts or donations of services, of property, real, personal or mixed, tangible or intangible; and

     n. to exercise such other incidental powers as are necessary to carry out the powers, duties, and functions of the Corporation in accordance with the governing statute.


Section 2.        Number and Type of Directors

         The Board of Directors shall consist of those directors appointed or elected as provided in Section 8.2 of Title VIII of the Farm Credit Act of 1971, as amended.

Section 3.        Meetings and Waiver of Notice

         The Board of Directors shall meet at the call of the Chairman or a majority of its members.5 Notice shall be given to each member by the Secretary at the direction of the calling authority. Such notice shall be by letter, telegram, cable, or radiogram delivered for transmission not later than during the third day immediately preceding the day of the meeting or by word of mouth, telephone, or radio phone, received not later than during the second day immediately preceding the day of the meeting. Notice of any such meeting may be waived in writing signed by the person or persons entitled thereto either before or after the time of the meeting. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of the meeting.

Section 4.        Meetings by Telephone

         Any meeting of the Board of Directors or any meeting of a Board committee may be held with the members of the Board or such committee participating in such meeting by telephone or by any other means of communication by which all such members participating in the meeting are able to speak to and hear one another.

Section 5.        Quorum

         The presence, in person or otherwise, in accordance with Section 6 of this Article, of eight of the then incumbent members of the Board of Directors or of a majority of the then incumbent members of a Board committee, as applicable, at the time of any meeting of the Board or such committee, shall constitute a quorum for the transaction of business. The act of the majority of such members present at a meeting at which a quorum is present shall be the act of the Board of Directors or committee, as applicable, unless the act of a greater number is required by these By-Laws. Members may not be represented by proxy at any meeting of the Board of Directors or committee thereof.

Section 6.        Action Without a Meeting

         Any action required to be taken by the Board of Directors at a meeting, or by a committee of the Board at a meeting can be taken without a meeting, if a consent in writing, setting forth the actions so taken, is later signed by a majority of the directors, or a majority of the members of the committee, as the case may be. Such consent shall have the same effect as a majority vote of the Board of Directors or committee, as the case may be. Written notice of any action taken pursuant to this section by a majority of the directors, or members of a committee, as the case may be, shall, within 10 days of such action, be given to all directors or members of a committee not consenting to the action.

Section 7.        Compensation(6)

         Each director shall be paid such compensation as may be fixed from time to time by resolution of the Board of Directors, and each director shall also be reimbursed for his or her travel and subsistence expenses incurred while attending meetings of the Board of Directors or committees thereof.

Section 8.        Chairman and Vice Chairman(7)

         Under the authority of the Corporation's governing statute, the President of the United States shall designate one director from among those directors appointed by the President as provided in Section 8.2 of the Farm Credit Act of 1971, as amended, to be Chairman of the Board of Directors. The Chairman shall preside over meetings of the Board of Directors.

         The Board of Directors shall select a Vice Chairman from among the directors appointed by the President of the United States who shall have all the rights, duties and obligations of the Chairman at any time when the incumbent Chairman is absent, unable or unwilling so to act, and at any time when there is a vacancy in the office of Chairman. The Vice Chairman shall serve at the pleasure of the Board and shall be selected no less frequently than annually for a term expiring on December 31 of each year.

Section 9.        Standing Committees(8)

         The Standing Committees described in this Section shall have such responsibilities and authority as are set forth herein, together with such other responsibilities and authority as may from time to time be provided in resolutions adopted by the Board of Directors. The Board of Directors shall designate members of the Standing Committees from among its members.

         (a)      Audit Committee

                  The Audit Committee shall select and engage independent accountants to audit the books, records and accounts of the Corporation and its subsidiaries, if any, and to perform such other duties as the Committee may from time to time prescribe. The Committee shall review the scope of audits as recommended by the public accountants to ensure that the recommended scope is sufficiently comprehensive. The Audit Committee's selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting.

                  The Audit Committee shall receive a special report from the independent accountants, prior to the public accountants' report on the published financial statements. The special report shall, among other things, point out and describe each material item affecting the financial statements of the Corporation which might in the opinion of the independent public accountants receive, under generally accepted accounting principles, treatment varying from that proposed for such statements. The Committee shall decide in its discretion upon the treatment to be accorded such items and shall take such other action in respect of the special report as the Committee may deem appropriate. A copy of the special report shall be transmitted to the Compensation Committee, together with the Audit Committee's decision.

         (b)      Compensation Committee

                  The Compensation Committee shall make recommendations to the Board on the salaries and benefit plans of all corporate directors and officers. The Committee shall recommend a framework to the Board for all compensation plans and shall have authority to act within the framework approved by the Board. The Committee shall have exclusive jurisdiction on behalf of the Corporation to make recommendations to the full Board to approve, disapprove, modify or amend all pla ns to compensate employees eligible for incentive compensation.

                  The Compensation Committee shall review and approve, prior to implementation, any employee benefit plan and any amendment or modification thereof submitted to the Board to the extent such plan or amendment or modification affects employees under its jurisdiction.

         (c)      Executive Committee(9)

                  The Executive Committee shall, during the intervals between meetings of the Board, have and may exercise the powers of the Board, other than those assigned to the Audit and Compensation Committees, and except that it shall not have the authority to take any of the following actions:

               o the  submission to  stockholders  of any action  requiring stockholders'authorization;

               o the filling of  vacancies  on the Board of Directors or on the
                 Executive  Committee;

               o the fixing of  compensation of directors for serving on
                 the Board or on the  Executive  Committee;

               o the removal of any  director,  the President or any Vice
                 President,except that vacancies in established management positions may be filled subject to ratification by the Board of Directors;

               o the  amendment or repeal of the By-Laws or the adoption of new by-laws;

               o the amendment or repeal of any resolution of the Board which, by its terms, is notso amendable or repealable; o the declaration of dividends; and o any action which the Chairman or Vice Chairman of the Board of Directors (in the event that the Vice Chairman is the Chairman of the Board
                 due  to  the   absence,   inability   or unwillingness  of the
                 Chairman so to act) or the President shall, by written instrument filed with the Secretary, designate as a matter which should be considered by the Board of Directors.

                  The Executive Committee shall include the Chairman of the Board (or the Vice Chairman, who shall be deemed a member of the Committee at any time when the incumbent Chairman is absent, unable or unwilling so to act), who shall be the Chairman of the Committee, and one representative from each of the Corporation's two elected classes of directors. The designation of such Committee and the delegation thereto of authority shall not relieve any director of any duty he or she owes to the Corporation. The Executive Committee shall meet at the call of its chairman or a majority of its members and all three members of the Committee shall constitute a quorum. The action of the majority of the members of the Committee present at a duly convened meeting shall be the action of the Committee. Members of the Committee may not be represented by proxy at any meeting of the Committee. In connection with each regular meeting of the Board of Directors, the minutes of all meetings of the Executive Committee since the last meeting of the Board shall be distributed to the Board, and the Board shall take such action, if any, as the Board may deem appropriate, to approve, alter or rescind actions, if any, previously taken by the Committee, provided that rights or acts of third parties vested or taken in reliance on such action prior to any such alteration or rescission shall not be adversely affected thereby.

         (d)      Finance Committee

                  The Finance Committee shall be responsible for determining the financial policies of the Corporation and managing the Corporation's financial affairs, except those financial policies and affairs that are assigned to the Audit and Compensation Committees.

                  The guarantee fee policies of the Corporation shall be reviewed and approved by the Finance Committee and recommended to the Board for its approval. All capital expenditures of the Corporation shall be approved by the Committee, except that it may authorize the President to approve expenditures which do not involve the Corporation in a new line of business. All action taken by the Finance Committee shall be reported to the Board and shall be subject to revision by the Board, provided that no acts or rights of third parties shall be affected thereby.

         (e)      Program Development Committee(10)

                  The Program Development Committee shall have primary responsibility for reviewing and approving all policy matters relating to changes, additions or deletions to the Securities Guide, including the forms and appendices thereto and any other forms or documents used in the Corporation's programs. The Committee shall make recommendations to the Board with respect to commencement of new programs and modification or discontinuance of existing programs. (f) Public Policy Committee(11)

                  The Public Policy Committee shall consider matters of public policy referred to it by the Board or the Chairman including: (i) the Corporation's relationship with and policies regarding Borrowers; (ii) the Corporation's relationship with and policies regarding Congress and governmental agencies and instrumentalities; and (iii) matters which generate actual or apparent conflicts of interest between the Corporation and one or more of its directors. The Committee shall report the outcome of its evaluation of matters under preceding clause
         (iii) within a reasonable time after reference is made.

Section 10.        Ad Hoc Committees(12)

         The Board of Directors may, by resolution adopted by a majority of its members, designate from among its members one or more ad hoc committees, each of which to the extent provided in the resolution and in these By-Laws shall have and may exercise all the authority of the Board of Directors. No such ad hoc committee shall have the authority of the Board of Directors in reference to any powers reserved to the full Board of Directors by the resolution or these By-Laws.

                                    ARTICLE V

                                  SHAREHOLDERS

Section 1.        Special Meeting

         Special meetings of the shareholders shall be held upon the call of either the Chairman or a majority of the directors of the Corporation, and shall be called by the Chairman upon the written request of holders of at least one-third of the shares of the Corporation having voting power. A special meeting may be called for any purpose or purposes for which shareholders may legally meet, and shall be held, within or without the District of Columbia, at such place as may be determined by the Chairman or a majority of the directors of the Corporation, whichever shall call the meeting.

Section 2.        Annual Meeting

         An annual meeting of the shareholders shall be held each year at such date and at such time as designated by the Board of Directors. At the meeting, the shareholders entitled to vote shall elect directors and transact such other business as may properly be brought before the meeting.

Section 3.        Notice

         Written or printed notice stating the place, day and hour of any meeting and, in the case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation or such other address as the shareholder has in writing instructed the Secretary.

Section 4.        Waiver of Notice

         Attendance by a shareholder at a shareholders' meeting, whether in person or by proxy, without objection to the notice or lack thereof, shall constitute a waiver of notice of the meeting. Any shareholder may, either before or after the time of the meeting, execute a waiver of notice of such meeting.

Section 5.        Record Date

         For the purpose of determining shareholders entitled to notice or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors shall fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days, in the case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the Board of Directors fails to designate such a date, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividends is adopted, as the case may be, shall be the record date for such determination of shareholders. When a date is set for the determination of shareholders entitled to vote at any meeting of shareholders, such determination shall apply to any adjournment thereof.

Section 6.        Voting Lists

         The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete record of the shareholders entitled to vote at each meeting of the shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. Such officer or agent shall also prepare two separate lists of such shareholders, one indicating in alphabetical order which shareholders are financial institutions not members of the Farm Credit System and another indicating in alphabetical order which shareholders are member institutions of the Farm Credit System. Such records shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting for the purposes thereof.

Section 7.        Quorum

         A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn a meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum. Shares of its own stock belonging to the Corporation shall not be counted in determining the total number of outstanding shares at any given time.

Section 8.        Proxies

         At all meetings of shareholders, a shareholder entitled to vote may vote by proxy executed in writing by the shareholder or by its duly authorized attorney in fact. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provisions, as the board of directors of such corporation may determine. All proxies shall be filed with the Secretary of the Corporation before or at the time of the meeting, and shall be revocable, if such revocation be in writing, until exercised. No proxy shall be valid after eleven months from the date of its executions unless otherwise provided in the proxy.

         The Board of Directors may solicit proxies from shareholders to be voted by such person or persons as shall be designated by resolution of the Board of Directors. The Corporation shall assume the expense of solicitations undertaken by the Board.

         Any solicitation of proxies by the Corporation shall contain the names of all persons the Corporation proposes to nominate for directorships to be filled at the next meeting, their business addresses, and a brief summary of their business experience during the last five years. Each proxy solicitation shall be accompanied by a copy of the most recent annual report of the Corporation which report, to the satisfaction of the Board of Directors, shall reasonably represent the financial situation of the Corporation as of the time of its preparation.

         If any shareholder entitled to vote at a meeting of shareholders shall seek a list of shareholders for the purpose of soliciting proxies from any other shareholders, the Corporation may, at its option, either (a) provide the soliciting shareholder with a complete and current list containing the names of all shareholders of the Corporation entitled to vote at such meeting; and their addresses as they appear on the transfer books of the Corporation; or (b) mail such proxy solicitations on behalf of the soliciting shareholders, upon being furnished the material to be mailed and the reasonable cost of the mailing.

Section 9.        Organization

         Meetings of the shareholders shall be presided over by the Chairman of the Board of Directors. The Secretary of the Corporation shall act as secretary of every meeting and, if the Secretary is not present, the meeting shall choose any person present to act as secretary of the meeting.

Section 10.       Voting of Shares

         Except as provided in this Section, at every meeting of the shareholders, every holder of common stock entitled to vote on a matter coming before such meeting shall be entitled to one vote for each share of common stock registered in its name on the stock transfer books of the Corporation at the close of the record date.

         At each election of directors, the Chairman of the meeting shall inform the shareholders present of the persons appointed by the President of the United States to be the appointed directors of the Corporation. The shareholders entitled to vote for the election of directors which are institutions of the Farm Credit System shall constitute a single class and shall then proceed to elect five directors. Following the election of directors by shareholders which are institutions of the Farm Credit System, the shareholders entitled to vote for the election of directors which are financial institutions and are not institutions of the Farm Credit System shall constitute a single class and shall proceed to elect five directors.

         Every holder of common stock entitled to vote for the election of directors shall have the right to cast the number of votes that is equal to the product of the number of shares owned by it multiplied by the number of directors to be elected of the class for which it may vote, and it may cast all such votes for one person or may distribute them evenly or unevenly among any number of persons not greater than the number of such directors of such class to be elected, at its option. Shares of its own stock belonging to the Corporation shall not be eligible to vote on any matter.

Section 11.       Inspectors of Votes

         The Board of Directors, in advance of any meeting of shareholders, may appoint one or more Inspectors of Votes to act at the meeting or any adjournment thereof. In case any person so appointed resigns or fails to act, the vacancy may be filled by appointment by the Chairman of the meeting. The Inspectors of Votes shall determine all questions concerning the qualification of voters, the validity of proxies, the acceptance or rejection of votes and, with respect to each vote by ballot, shall collect and count the ballots and report in writing to the secretary of the meeting the result of the vote. The Inspectors of Votes need not be shareholders of the Corporation. No person who is an officer or director of the Corporation, or who is a candidate for election as a director, shall be eligible to be an Inspector of Votes.

                                   ARTICLE VI

                                 SHARES OF STOCK

Section 1.        Issuance and Conditions

         The Board of Directors shall have the power in accordance with the provisions of the governing statute to authorize the issuance of voting common, non-voting common and preferred shares of stock. The Board of Directors may by resolution impose a stock purchase requirement as a prerequisite to participation in any program of the Corporation. Any stock purchase requirement shall not apply to any participant who is prohibited by law from acquiring stock of the Corporation, provided such participant undertakes to make such purchase when such legal restrictions are alleviated, or to such otherwise eligible participants as the Board may by resolution provide.

Section 2.        Common Stock

         The Corporation shall have voting common stock having such par value as may be fixed by the Board of Directors, which may only be issued to institutions which are authorized to be issued such shares pursuant to Title VIII of the Farm Credit Act of 1971, as amended.

         The Corporation may issue non-voting common stock having such par value as may be fixed by the Board of Directors, which may be issued without limitations as to the status of the holders thereof.(13)

         Except as otherwise provided in these By-Laws, the powers, preferences and relative and other special rights and the qualifications, limitations and restrictions applicable to all shares of common stock, whether voting common stock or non-voting common stock, shall be identical in every respect.

         Except as provided in this Section, the voting common stock and the non-voting common stock of the Corporation shall be fully transferable, except that, as to the Corporation, they shall be transferred only on the books of the Corporation.

Section 3.        Redemption

         Whenever the Corporation shall determine that any shares of the voting common stock of the Corporation are held by a person, including a partnership, joint venture, trust, corporation or any other association, not eligible to acquire such shares under the provisions of Title VIII of the Farm Credit Act of 1971, as amended, the Corporation shall notify such person in writing that such shares are to be disposed of to a person eligible to acquire such shares within a period of not more than 30 days. If the Corporation determines that the shares have not been transferred within 30 days of such notice, the Corporation may redeem such shares at the lesser of the fair market value thereof or the book value thereof at the date established for such redemption.

         The power to redeem voting common stock found to be held by ineligible persons granted by this Section shall not be deemed to limit the right of the Corporation, at its discretion, to pursue any other lawful remedy against such ineligible person.

Section 4.        Dividends on Voting Common Stock and Non-Voting Common
                  Stock(14)

         To the extent that income is earned and realized, the Board of Directors may from time to time declare and the Corporation shall pay, dividends on the voting common stock and the non-voting common stock, except that no such dividends shall be payable with respect to any share that has been called for redemption after the date established for such redemption. No dividend shall be declared or paid on any share of voting common stock or non-voting common stock at any time when any dividend is due on the shares of preferred stock and has not been paid.

Section 5.        Preferred Stock

         The Corporation may issue shares of preferred stock having such par value, and such other powers, preferences and relative and other special rights, and qualifications, limitations and restrictions applicable thereto, as may be fixed by the Board of Directors. Such shares shall be freely transferable, except that, as to the Corporation, such shares shall be transferred only on the books of the Corporation.

Section 6.        Dividends, Redemption, Conversion of Preferred Shares

         The holders of the preferred shares shall be entitled to such rate of cumulative dividends, and such shares shall be subject to such redemption or conversion provisions, as may be provided for at the time of issuance. Such dividends shall be paid out of the net income of the Corporation, to the extent earned and realized.

Section 7.        Preference on Liquidation(15)

         In the event of any liquidation, dissolution, or winding up of the Corporation's business, the holders of shares of preferred stock shall be paid in full at par value thereof, plus all accrued dividends, before the holders of the voting common stock and non-voting common stock receive any payment.

Section 8.        Purchase of Own Shares

         The Corporation shall have the right, pursuant to resolution by the Board of Directors, to purchase, take, receive or otherwise acquire its own shares, but purchases, whether direct or indirect, shall be made only to the extent of unreserved and unrestricted earned or capital surplus available therefor.

Section 9.        Consideration for Shares

         The Corporation shall issue shares of stock for such consideration, expressed in dollars, but not less than the par value thereof, as shall be fixed from time to time by the Board of Directors. That part of the surplus of the Corporation which is transferred to stated capital upon issuance of shares as a share dividend shall be deemed to be the consideration for the shares so issued.

         The consideration for the issuance of shares may be paid, in whole or in part, in cash or other property acceptable to the Board of Directors, except that a promissory note shall not constitute payment or partial payment for the issuance of shares of the Corporation.

Section 10.       Stated Capital

         The consideration received upon the issuance of any share of stock shall constitute stated capital to the extent of the par value of such shares and the excess, if any, of such consideration shall constitute capital surplus. The stated capital of the Corporation may be increased from time to time by resolution of the Board of Directors directing that all or a part of the surplus of the Corporation be transferred to stated capital. The Board of Directors may direct that the amount of the surplus so transferred shall be deemed to be stated capital in respect of any designated class of shares.

         The Board of Directors may, by resolution from time to time, reduce the stated capital of the Corporation but only in the amount of the aggregate par value of any shares of the Corporation which shall have been reacquired and canceled. Any surplus created by virtue of a reduction of stated capital shall be deemed to be capital surplus.

Section 11.       No Preemptive Rights

         No holder of the shares of the Corporation of any class, now or hereafter authorized, shall as such holder have any preemptive or preferential rights to subscribe to, purchase, or receive any shares of the Corporation of any class, now or hereafter authorized, or any rights or options for any such shares or any rights or options to subscribe to or purchase any such shares or other securities convertible into or exchangeable for or carrying rights or options to purchase shares of any class or other securities, which may at any time be issued, sold or offered for sale by the Corporation or subjected to the rights or options to purchase granted by the Corporation.

Section 12.       Liability of Shareholders

         A holder of shares of the Corporation shall be under no obligation to the Corporation with respect to such shares other than the obligation to pay to the Corporation the full consideration for which such shares were or are to be issued.

         Any person becoming a transferee of shares in good faith and without notice or knowledge that the full consideration thereof had not been paid shall not be personally liable to the Corporation for any unpaid portion of such consideration.

Section 13.       Reclassifications, Etc.(16)

         No class of outstanding voting or non-voting common stock may be subdivided, combined, reclassified or otherwise changed unless contemporaneously therewith all other classes of outstanding common stock are subdivided, combined, reclassified or otherwise changed in the same proportion and in the same manner.

                                   ARTICLE VII

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 1.        Certificates

         The interest of each shareholder of the Corporation shall be evidenced by certificates representing shares of stock of the Corporation, certifying the number of shares represented thereby, and shall be in such form not inconsistent with the governing statute of the Corporation as the Board of Directors may from time to time prescribe.

     The certificates of stock shall be signed by the Chairman of the Board of Directors or the President and by the Secretary or Assistant Secretary and sealed with the corporate seal or an engraved or printed facsimile thereof.(17) The signatures of such officers upon a certificate may be facsimile if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Corporation itself or one of its employees. In the event that any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer had not ceased to be such at the time of the issue.

         Each certificate or share shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate, a new certificate may be issued upon such terms and with indemnity to the Corporation as the Board of Directors may prescribe.

Section 2.        Contents

         Each certificate representing shares shall state:

                  a. That the Corporation is organized pursuant to an Act of Congress;

                  b.       The name of the person to whom issued;

                  c. The number and class of shares, and the designation of the series, if any, which such certificate represents;

                  d.       The  par  value  of  each   share   represented
                           by  such certificate;

                  e. The provisions by which such shares may be redeemed; and

                  f.       That the shares  represented  shall not have any
                           preemptive rights  to  purchase   unissued  or
                           treasury  shares  of  the Corporation.

         Each certificate representing shares of preferred stock shall state upon the face thereof the annual dividend rate for such shares, and shall state upon the reverse side thereof the powers, preferences and relative and other special rights and the qualifications, limitations and restrictions applicable to such shares of preferred stock.

         No certificate shall be issued for any share until such share is fully paid.

Section 3.        Transfer

      Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of the authority to transfer, or by his attorney thereto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares.

         The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

Section 4.        Records

         The Corporation shall keep at its principal place of business, or at the office of its transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number of shares held by each. Any person who shall be the holder of at least five percent of the aggregate number of shares of any class of common stock of the Corporation shall upon written demand stating the purpose therefor, have the right to examine, in person, or by agent or attorney, duly authorized in writing, at any reasonable time or times, for any proper purpose, the Corporation's record of shareholders and minutes of meetings of the shareholders and the Board of Directors, and to make extracts therefrom.

                                  ARTICLE VIII

INDEMNIFICATION(18)

Section 1.        Authorization

         The Corporation shall, to the extent permitted by law, indemnify any person who was or is a party, whether as a plaintiff acting with the approval of the Board of Directors or as a defendant, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. Any such person shall be indemnified by the Corporation to the extent he or she is successful in the action, suit or proceeding. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful.

 Section 2.       Procedure

         Any indemnification under this Article shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the officer, director, employee or agent has met the applicable standard of conduct set forth in this Article. Such determination shall be made by a majority vote of the members of the Board of Directors who were not parties to such action, suit or proceeding. If all members of the Board of Directors were parties to such action, suit or proceeding, such determination shall be made either (a) by legal counsel or (b) by the shareholders at the next meeting of shareholders. In any case under this Article, the Board or shareholders are authorized to obtain the opinion of independent legal counsel.

Section 3.        Advance Payments

         Expenses, including attorneys' fees, incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, whether formal or informal, shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in section 2 of this Article upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount only if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation.

Section 4.        Other Rights to Indemnification

         The indemnification provided in this Article shall not be deemed exclusive of any other rights to which the director, officer, employee or agent may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise. The indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Section 5.        Indemnification Insurance

         The Corporation, pursuant to a resolution of the Corporation, may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her in any such capacity or arising out of his status as such whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article.


                                   ARTICLE IX

                CONTRACTS, LOANS, CHECKS, DEPOSITS AND STATEMENTS

Section 1.        Contracts

         The Board of Directors may authorize the Chairman or officers of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.19

Section 2.        Loans

         No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

Section 3.        Checks, Drafts, etc.

         All checks, drafts or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation shall be signed by the Chairman or officers of the Corporation and in such manner as shall from time to time be determined by a resolution of the Board of Directors.20

Section 4.        Deposits

         All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation at such banks, trust companies or other depositories as the Board of Directors may select.

Section 5.        Investments

     The Board of Directors may authorize the Chairman orofficers of the Corporation to invest the funds of the Corporation in such securities and in such manner as shall from time to time be determined by a resolution of the Board of Directors.21

                                    ARTICLE X

                              FACSIMILE SIGNATURES

     The Board of Directors may by resolution authorize the use of facsimile signatures in lieu of manual signatures.


                                   ARTICLE XI

                                   AMENDMENTS

     These By-Laws may be altered, amended or repealed and new by-laws, consistent with the governing statute, may be adopted by the majority vote of the Board of Directors.
--------
(1) These by-laws were originally adopted by the interim Board of Directors at its second meeting on July 15, 1988, several months after the Corporation's enabling statute was signed into law. They have since been amended by resolutions of the Board of Directors on: November 17, 1988; April 7, 1989; November 10, 1989; April 13, 1990; September 6, 1990; August 11, 1994;
     March 9, 1995; May 11, 1995;  March 11, 1996;  November 14, 1996;  December
     19, 1996; and April 12, 1999.

(2)  This section was added by resolution of April 7, 1989.

(3)  This section was added by resolution of April 7, 1989.

(4)  This article was added by resolution of April 7, 1989.

(5) This sentence was modified by resolution of November 10, 1989 to delete the word "interim" before the phrase "Board of Directors."

(6) Section 7 originally was captioned "Conflicts of Interest" and specified the circumstances under which a transaction between the Corporation and one or more of its directors or an entity in which one or more of its directors were directors or officers could be deemed not to be a conflict of interest if certain specified conditions were met. This section was repealed by resolution of September 6, 1990 and the subsequent "Compensation" section was renumbered Section 7.

(7) Following the removal of the Corporation's first Board Chairman by the President of the United States in July 1994, this section was added by resolution of August 11, 1994 to provide for the existence of a permanent Vice Chairman to perform the duties of the Chairman in the absence of a Presidentially appointed Chairman.

(8) This section, with the exception of subsection (c), was added by resolution of September 6, 1990; the mission statements for the Audit, Compensation and Finance Committees were adopted by the Board by resolutions of July 14, 1989, but not formally incorporated into the by-laws until September 6, 1990.

(9)  This subsection was added by resolution of March 9, 1995.

(10) This subsection was added by resolution of April 13, 1990; a previously existing committee, known as the "Shareholder / Government Relations Committee," was terminated also by resolution of April 13, 1990.

(11) This subsection was added by resolution of April 13, 1990.

(12) This section was modified by resolution of September 6, 1990 to add the words "ad hoc" in the section heading and in the second and fourth lines before the word "committees" and "committee," respectively.

(13) By resolution of March 11, 1996, a second sentence was added to this paragraph providing that the aggregate number of shares of non-voting common stock outstanding could not at any time exceed one 110% of the aggregate number of shares of voting common stock then outstanding. By resolution of November 14, 1996, this sentence was eliminated in connection with the offering in November 1996 of additional shares of non-voting common stock.

(14) By resolution of November 17, 1988, a second paragraph was added to this section providing that the ratio of dividends paid on the non-voting common stock relative to those paid on the voting common stock would be 3-to-1 and specifying that that ratio could be decreased only by the affirmative vote of the holders of two-thirds of the outstanding non-voting stock. By resolution of April 12, 1999, that provision was deleted, subject to the requisite vote of the non-voting stockholders, which was obtained as of July 15, 1999.

(15) By resolution of November 17, 1988, a second paragraph (labeled "(b)") was added to this section providing that the ratio of distributions on the non-voting common stock relative to distributions on the voting common stock would be 3-to-1 and specifying that that ratio could be decreased only by the affirmative vote of the holders of two-thirds of the outstanding non-voting stock. By resolution of April 12, 1999, that paragraph was deleted, subject to the requisite vote of the non-voting stockholders, which was obtained as of July 15, 1999.

(16) This section was added by resolution of April 12, 1999.

(17) By resolution of December 19, 1996, the phrase "Chairman of the Board of Directors or" was inserted in this sentence.

(18) By resolution of May 11, 1995, the following changes were made to this article: the phrase ", whether as a plaintiff acting with the approval of the Board of Directors or as a defendant," was inserted in the second line of Section 1; the phrase "and whether formal or informal," was inserted in the fifth line of section 1; the sentence "Any such person shall be indemnified by the Corporation to the extent he or she is successful in the action, suit or proceeding" was inserted as the new penultimate sentence of the section 1; the phrase "a majority vote of the members of" was inserted in the second sentence of section 2 and the phrase "by a majority vote of a quorum consisting of directors" was deleted after "Board of Directors" in that same sentence; the phrase "criminal, administrative or investigative action, suit or proceeding, whether formal or informal, shall" was substituted for the phrase "criminal action, suit or proceeding, may" in section 3; and the phrase "only if" was substituted for "unless" and the word "not" was inserted in the last line of that section.

(19) By resolution of November 10, 1989, the phrase "officers of the Corporation" was inserted in lieu of the phrase "agent or agents" in the first line. 20 By resolution of November 10, 1989, the phrase "officers of the Corporation" was inserted in lieu of the phrase "agent or agents" in the third line. 21 By resolution of November 10, 1989, the phrase "officers of the Corporation" was inserted in lieu of the phrase "agent or agents" in the first line.